UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2006
(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events
     On April 4, 2006, KeyCorp announced that Beth Mooney will join KeyCorp as a Vice Chair of the Corporation.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated April 4, 2006 announcing that Beth Mooney joins KeyCorp as Vice Chair.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: April 5, 2006		/s/ Daniel R. Stolzer

	By:	Daniel R. Stolzer
Vice President and
Deputy General Counsel